SUPPLEMENT TO SUMMARY PROSPECTUSES OF

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

SMALL CAP VALUE PORTFOLIO

MID CAP VALUE PORTFOLIO

ALL AMERICA PORTFOLIO

DATED AS OF MAY 6, 2020

Effective on May 1, 2020, Brittain Ezzes, Executive Vice President of the Adviser, became a Portfolio Manager of the Small Cap Value Portfolio, the Mid Cap Value Portfolio, and the small cap and mid-cap value segments of the All America Portfolio.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Managers for the Small Cap Value Portfolio and the Mid Cap Value Portfolio:

Portfolio Managers. Stephen J. Rich, President of the Adviser, has been a portfolio manager of the Portfolio since its inception, and Brittain Ezzes, Executive Vice President of the Adviser, has been a portfolio manager of the Portfolio since May 2020.

The following disclosure replaces the text under the heading Portfolio Manager for the All America Portfolio:

Portfolio Managers. Joseph R. Gaffoglio, Executive Vice President of the Adviser, manages the large cap value and large cap growth segments of the Portfolio since its inception. The small cap and mid-cap value segments of the Portfolio are managed by Stephen J. Rich, President of the Adviser, since its inception, and are managed by Brittain Ezzes, Executive Vice President of the Adviser, since May 2020. The small cap growth and mid cap core segments of the Portfolio are managed by Marguerite Wagner, Executive Vice President of the Adviser, since its inception. The indexed portion of the Portfolio is managed by Jamie A. Zendel, Senior Vice President of the Adviser, since its inception.